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                                                                  Exhibit 10(ii)

                                 THIRD AMENDMENT
                                     OF THE
                           NORTHERN TRUST CORPORATION
                            SUPPLEMENTAL PENSION PLAN

     WHEREAS, the Northern Trust Corporation (the "Corporation") sponsors the Northern Trust Corporation Supplemental Pension Plan, as amended and restated effective as of July 20, 1999, (the "Plan"); and

     WHEREAS, pursuant to Section 6.1 of the Plan, the Corporation has the right to amend the Plan when the Corporation deems such amendment to be advisable; and

     WHEREAS, the Corporation deems it advisable to amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 1.1 of the Plan is hereby deleted in its entirety, and the following new Section 1.1 is substituted therefor:

     "1.1 "Beneficiary" means the individual designated by the Participant to receive any survivor benefits payable under the Plan. If the Participant does not designate a Beneficiary, or if the designation is for any reason ineffective, as determined by the Committee, the Participant's Beneficiary shall be:

     (i)   The Participant's Spouse or, if none,

     (ii)  the Participant's children (in equal amounts) or, if none,

     (iii) the Participant's parents (in equal amounts) or, if none,

     (iv) the Participant's brothers and sisters (in equal amounts) or, if none,

     (v)   the Participant's estate."

2.   The following is hereby added at the end of Section 1.4:

     "In accordance with the Qualified Plan, each Participant's Supplemental Pension Benefit shall become fully vested and nonforfeitable upon the occurrence of a Change in Control. Any Supplemental Pension Benefit accrued for any such Participant following such Change in Control shall also be fully vested and nonforfeitable."

3.   Section 1.6 is hereby deleted in its entirety and the following new Section
     1.6 is substituted therefor:

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     "1.6 "Company" means The Northern Trust Company, an Illinois banking corporation; the Corporation; and such subsidiaries and affiliates of the Corporation as shall, with the consent of the Board, adopt the Plan."

4. Section 1.9(b) of the Plan is hereby deleted in its entirety, and the following new Section 1.9(b) is substituted therefor:

     "(b) Any amounts of the cash portion of performance-based incentive compensation under the Northern Trust Corporation Annual Performance Plan, the Northern Trust Corporation Management Performance Plan and the Specialized Incentive Plan, the receipt of which is deferred under the Northern Trust Corporation Deferred Compensation Plan, will be taken into account as Compensation as if such amounts were not so deferred; and"

5. Section 1.10(b) of the Plan is hereby deleted in its entirety, and the following new Section 1.1.0(b) is substituted therefor:

     "(b) Any amounts of the cash portion of performance-based incentive compensation under the Northern Trust Corporation Annual Performance Plan, the Northern Trust Corporation Management Performance Plan and the Specialized Incentive Plan, the receipt of which is deferred under the Northern Trust Corporation Deferred Compensation Plan, will be taken into account as Compensation as if such amounts were not so deferred; and"

6. Section 1.12 of the Plan is hereby deleted in its entirety, and the following new Section 1.12 is substituted therefor:

     "1.12 "Annuity Starting Date" means the first day of the month following the month in which a Participant incurs a Break in Service under the Qualified Plan."

7. Section 1.13 of the Plan is hereby deleted in its entirety and the following new Section 1.13 is substituted therefor:

     "1.13 "Payment Date" means: (a) with respect to a Participant who is retirement eligible under the Qualified Plan, the last business day of the calendar month next following the calendar month in which the Participant's employment with the Company and its affiliates terminates for any reason other than the Participant's death; or (b) with respect to a Vested Terminated Participant, the last business day of the third calendar month following the calendar month in which the Participant's employment with the Company and its affiliates terminates for any reason other than the Participant's death."

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8.   Section 1.14 is hereby amended to delete the term "Restated."

9. Section 1.15 is hereby amended to delete the date "January 1, 1989" and to substitute the date "January 1, 2002" therefor.

10. Section 1.17 is hereby amended to delete the phrase "Payment Entitlement Date" and to substitute the phrase "Annuity Starting Date" therefor.

11.  Sections 1.19 and 1.20 are hereby amended to delete the phrase "lump sum."

12.  The following is hereby added as new Section 3.1(c):

     "(c) In the event the Participant does not elect either an immediate lump sum distribution or an immediate annuity under the Qualified Plan, the amount of the Participant's Supplemental Pension Benefit shall be calculated and paid under Section 3.1(a) as if the Participant had elected an immediate lump sum distribution under the Qualified Plan."

13. Section 3.3 of the Plan is hereby deleted in its entirety and the following new Section 3.3 is substituted therefor:

     "3.3 Form of Benefit. For any Supplemental Pension Benefit payable on or after January 15, 2002:

     (a) If the lump sum value of a Participant's Supplemental Pension Benefit is equal to or less than One Hundred Twenty-five Thousand Dollars ($125,000.00) (or, during the 2002 Plan Year, any lesser amount as may be designated from time to time by the Company's Chairman and Chief Executive Officer), such Supplemental Pension Benefit shall be paid in a single lump sum calculated pursuant to Sections 3.1 and 3.6(a).

     (b) If the lump sum value of a Participant's Supplemental Pension Benefit exceeds One Hundred Twenty-five Thousand Dollars ($125,000.00) (or, during the 2002 Plan Year, any lesser amount as may be designated from time to time by the Company's Chairman and Chief Executive Officer), such Supplemental Pension Benefit shall be paid as a Five-Year Certain Annuity calculated pursuant to Sections 3.1 and 3.6(b); provided, however, that any Participant otherwise covered by this Section 3.3(b) who announced his retirement under the Qualified Plan on or before November 30, 2001 shall be given the opportunity to make a one-time, irrevocable election prior to January 1, 2002 to receive his or her Supplemental Pension Benefit in the form of either a single lump sum or Five-Year Certain Annuity."

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14.  Section 3.4 is hereby deleted in its entirely and the following new Section
     3.4 is substituted therefor:

     "3.4 Commencement and Duration of Benefits.

          (a) If a Participant's Supplemental Pension Benefit is payable in the form of a lump sum, payment of such Supplemental Pension Benefit shall be made on the Participant's Payment Date.

          (b) If a Participant's Supplemental Pension Benefit is payable in the form of a Five-Year Certain Annuity, the first annual installment shall be paid on the Participant's Payment Date and a subsequent annual installment shall be paid on each of the next four anniversary dates of such Payment Date. If the Participant dies before receiving all five annual installments of the Five-Year Certain Annuity, any remaining installments shall be paid to the Participant's Beneficiary in the same amounts and on the same dates as the Participant would have received such payments."

15.  The following new Section 3.6 is hereby added:

     "3.6 Calculation of Benefit. For any Supplemental Pension Benefit or
          Supplemental Survivor Benefit payable on or after January 15, 2002:

          (a) The amount of any lump sum calculated under the Plan for any Participant or Beneficiary shall be determined on the basis of the rates, tables and factors (including any early retirement adjustment factors) which would be used to determine the Participant's or Beneficiary's lump sum payment under the Qualified Plan as of the Participant's or Beneficiary's Annuity Starting Date.

          (b) The amount of any Five-Year Certain Annuity calculated under the Plan for any Participant or Beneficiary shall be determined: (1) by determining the lump sum value of such Participant's Supplemental Pension Benefit as provided in Sections 3.1 and 3.6(a) or such Beneficiary's Supplemental Survivor Benefit as provided in Sections 4.1 and 3.6(a) and, (2) by converting the lump sum calculated in paragraph (1) of this Section 3.6(b) to five guaranteed payments payable in equal annual installments using the greater of the annual yield on the monthly 5-year Treasury securities with constant maturity plus 150 basis points or the month-end Moody's Long Term Aa Corporate Index yield as an earnings factor. This earnings factor shall be determined as of the last month of the same calendar quarter as the interest rate used to

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               calculate the Participant's or Beneficiary's lump sum in
               paragraph (1) of this Section 3.6(b)."

16. Section 4.1 of the Plan is hereby deleted in its entirety and the following new Section 4.1 is substituted therefor:

     "4.1 Amount. If a Participant dies prior to his Annuity Starting Date under circumstances in which a Qualified Plan Survivor Benefit is payable to his Beneficiary, then a Supplemental Survivor Benefit is payable to his Beneficiary as hereinafter provided. Any Supplemental Survivor Benefit payable on or after January 15, 2002, shall be calculated as follows:

          (a) In the event the Beneficiary elects a lump sum distribution under the Qualified Plan, such amount shall be the difference between
               (i) the lump sum value of the Beneficiary's Modified Survivor Benefit and (ii) the lump sum value of the Beneficiary's Qualified Plan Survivor Benefit.

          (b) In the event the Beneficiary elects an annuity under the Qualified Plan, such amount shall be the lump sum value of the difference between (i) the monthly amount of the Beneficiary's Modified Survivor Benefit and (ii) the monthly amount of the Beneficiary's Qualified Survivor Benefit.

          (c) In the event the Beneficiary does not elect either a lump sum distribution or an annuity under the Qualified Plan, the amount of the Beneficiary's Supplemental Survivor Benefit shall be calculated and paid under Section 4.1(a) as if the Beneficiary had elected a lump sum distribution under the Qualified Plan."

17.  Section 4.2 is hereby deleted in its entirety and the following new Section
     4.2 is substituted therefor:

     "4.2 Form and Commencement of Benefit. For any Supplemental Survivor
          Benefit payable on or after January 15, 2002:

          (a) If the lump sum value of a Beneficiary's Supplemental Survivor Benefit is equal to or less than One Hundred Twenty-five Thousand Dollars ($125,000.00) (or, during the 2002 Plan Year, any lesser amount as may be designated from time to time by the Company's Chairman and Chief Executive Officer), such Beneficiary's Supplemental Survivor Benefit shall be paid in a single lump sum calculated pursuant to Sections 4.1 and 3.6(a).

          (b) If the lump sum value of a Beneficiary's Supplemental Survivor Benefit exceeds One Hundred Twenty-five Thousand Dollars

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               ($125,000.00)(or, during the 2002 Plan Year, any lesser amount as may be designated from time to time by the Company's Chairman and Chief Executive Officer), such Beneficiary's Supplemental
               Survivor Benefit shall be paid as a Five-Year Certain Annuity calculated pursuant to Sections 4.1 and 3.6(b)."

          (c) (1) If a Beneficiary's Supplemental Survivor Benefit is payable in the form of a lump sum, payment of such Supplemental Survivor Benefit shall be made according to the schedule for payment of a Qualified Plan Survivor Benefit as though such Qualified Plan Survivor Benefit had commenced immediately.

               (2) If a Beneficiary's Supplemental Survivor Benefit is payable in the form of a Five-Year Certain Annuity, the first annual installment shall be paid on the date the Beneficiary would have received a lump sum payment as described in paragraph (1) of this
               Section 4.2(c). A subsequent annual installment shall be paid on each of the next four anniversary dates of such payment date. If the Beneficiary dies before receiving all five annual installments of the Five-Year Certain Annuity, any remaining installments shall be paid to the Beneficiary who would have been entitled to such Supplemental Survivor Benefit if the initial Beneficiary had predeceased the Participant. Such remaining installments shall be paid in the same amounts and on the same dates as the initial Beneficiary would have received such payments."

18.  The following phrase shall be added to the end of the first sentence in
     Section 7.8: ", subject to the provisions of Section 6.1."

19. The following phrase shall be added after the phrase "subject to the provisions of" in the last sentence in Section 7.8: "Section 6.1 and..."

20.  The following new Article VIII is hereby added:

                                  "ARTICLE VIII
                                CHANGE IN CONTROL

     8.1 Participants and Beneficiaries Receiving Benefits. Notwithstanding any other provision of the Plan, if a Change in Control occurs, each Participant or Beneficiary who began receiving a Supplemental Pension Benefit or a Supplemental Survivor Benefit prior to such Change in Control in the form of a Five-Year Certain Annuity shall receive any remaining installments of the Five-Year Certain Annuity in the form of a single lump sum payment, with the earnings factor described in
          Section 3.6(b) applied through the lump sum payment date. Any such lump sum payment shall

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          be made as soon as reasonably practicable after the Change in Control, but in any event no later than thirty (30) days after the Change in Control.

     8.2 Participants and Beneficiaries Not Yet Receiving Benefits. Notwithstanding any other provision of the Plan, if a Change in Control occurs, the Supplemental Pension Benefit or Supplemental Survivor Benefit of any Participant or Beneficiary who has not begun to receive such Supplemental Pension Benefit or Supplemental Survivor Benefit prior to the Change in Control shall be payable in the form of a single lump sum, and no such Supplemental Pension Benefit or Supplemental Survivor Benefit shall be payable in the form of a Five-Year Certain Annuity regardless of the lump sum value of such Supplemental Pension Benefit or Supplemental Survivor Benefit. Any such lump sum Supplemental Pension Benefit shall be payable to such a Participant on the Participant's Payment Date. Any such lump sum Supplemental Survivor Benefit shall be payable to a Beneficiary on the date on which the Beneficiary is entitled to payment under Section 4.2(c)(1)."

     Items 1, 3 through 10, 18 and 19 of this Third Amendment shall be effective from and after January 1, 2002.

     Item 2 of this Third Amendment shall be effective from and after September 25, 2001.

     Items 11 through 17 and 20 of this Third Amendment shall be effective from and after January 15, 2002.

     In all other respects, the Plan and the First and Second Amendments thereto are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf as of January 15, 2002.

                                  NORTHERN TRUST CORPORATION

                                  By:   /s/William A. Osborn
                                        -----------------------------
                                  Name: William A. Osborn
                                  Title:    Chairman and Chief Executive Officer

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